EXHIBIT 10.12 - FORM OF SALARY CONTINUATION AND SPLIT DOLLAR AGREEMENT

The Salary Continuation and Split Dollar agreements are generally the same for each executive except for the following terms:

Annual benefit payable under the salary continuation agreement for 10 years at retirement on or after normal retirement age 65:

Owen J. Onsum, $125,000
Louise A. Walker, $100,000
Robert Walker, $100,000
Don Fish, $50,000

Life Insurance Benefit if the executive dies in 2002:

Owen J. Onsum, $1,000,000
Louise A. Walker, $800,000
Robert Walker, $800,000
Don Fish, $450,000

Payment of legal fees incurred by the officers associated with the interpretation, enforcement, or defense of their rights under the Salary Continuation Agreement, up to a maximum:

Owen J. Onsum, $500,000
Louise A. Walker, Robert Walker and Don Fish, $250,000

                          FIRST NORTHERN BANK OF DIXON
                          Salary Continuation Agreement

THIS SALARY CONTINUATION AGREEMENT is entered into as of this 1st day of January, 2002, by and between First Northern Bank of Dixon, a
California-chartered, FDIC-insured bank with its main office in Dixon, California (the "Bank"), and ________________ (the "Executive").

WHEREAS, the Executive has contributed substantially to the success of the Bank and its parent corporation, First Northern Community Bancorp, and the Bank desires that the Executive continue in its employ,

WHEREAS, to encourage the Executive to remain an employee of the Bank, the Bank is willing to provide salary continuation benefits to the Executive, payable out of the Bank's general assets,

WHEREAS, none of the conditions or events included in the definition of the term "golden parachute payment" that is set forth in ss.18(k)(4)(A)(ii) of the Federal Deposit Insurance Act [12 U.S.C. 1828(k)(4)(A)(ii)] and in Federal Deposit Insurance Corporation Rule 359.1(f)(1)(ii) [12 CFR 359.1(f)(1)(ii)] exists or, to the best knowledge of the Bank, is contemplated insofar as the Bank is concerned.

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

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Whenever used in this Agreement, the following terms shall have the meanings specified:

1.1 "Accrual Balance" means the amount reflected in Schedule A, which is the amount required to be accrued by the Bank under generally accepted accounting principles to account for benefits that may become payable to the Executive under this Agreement.

1.2 "Cause" shall have the meaning set forth in Section 5.1

1.3 "Change in Control" means any of the following events occurs:

            (a) Merger: First Northern Community Bancorp merges into or consolidates with another corporation, or merges another corporation into First Northern Community Bancorp, and as a result less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of First Northern Community Bancorp immediately before the merger or consolidation,

            (b) Acquisition of Significant Share Ownership: a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 20% or more of a class of First Northern Community Bancorp's voting securities, but this clause (b) shall not apply to beneficial ownership of First Northern Community Bancorp voting shares held in a fiduciary capacity by an entity of which First Northern Community Bancorp directly or indirectly beneficially owns 50% or more of its outstanding voting securities or voting shares held by an employee benefit plan maintained for the benefit of First Northern Bank of Dixon's employees, or

            (c) Change in Board Composition: during any period of two consecutive years, individuals who constitute First Northern Community Bancorp's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of First Northern Community Bancorp's Board of Directors; provided, however, that - for purposes of this clause (c) - each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period.

1.4 "Disability" means the Executive suffers a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Bank of the carrier's or Social Security Administration's determination upon the request of the Bank.

1.5 "Early Retirement Age" means the later of the Executive's 55th birthday or the date which the Executive has at least 10 years of service with the Bank. If the Executive does not have 10 years of service with the Bank by the date of his 55th birthday, the Executive's Early Retirement Age means the date on which the Executive has 10 years of service with the Bank.

1.6 "Early Termination" means termination of the Executive's employment with the Bank before Normal Retirement Age for reasons other than death, disability, termination for cause or within 24 months after a Change in Control.

1.7 "Early Termination Date" means the month, day and year in which Early Termination occurs.

1.8 "Effective Date" means the date and year first written above.

1.9 "Good Reason" for purposes of this Agreement shall be defined as:

            (a) a material reduction in Executive's title or responsibilities;

            (b) a reduction in base salary as in effect on the date of a Change in Control of the Bank;

            (c) the relocation of the Executive's principal executive office so that Executive's one-way commute distance from Executive's residence is increased by more than forty (40) miles;

            (d) the adverse and substantial alteration in the nature and quality of the office space within which the Executive performs his duties, including the size and location thereof, as well as the secretarial and administrative support provided to the Executive;

            (e) the failure by the Bank to continue to provide the Executive with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which the Executive becomes a participant, or the taking of any action by the Bank which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by him at the time of the Change in Control; or

            (f) the failure of the Bank to obtain a satisfactory agreement from any successor or assign of the Bank to assume and agree to perform this Agreement, as contemplated in Section 7.5 hereof.

1.10 "Normal Retirement Age" means the Executive's 65th birthday.

1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or the Executive's Termination of Employment with the Bank.

1.12 "Person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity.

1.13 "Plan Year" means the calendar year ending on December 31.

1.14 "Termination of Employment" means that the Executive shall have ceased to be employed by the Bank for any reason whatsoever, excepting a leave of absence approved by the Bank. For purposes of this Agreement, if there is a dispute over the employment status of the Executive or the date of termination of the Executive's employment, the Bank shall have the sole and absolute right to decide the dispute, unless a Change in Control shall have occurred within 24 months before termination of employment.

                                    ARTICLE 2
                                LIFETIME BENEFITS

2.1 Normal Retirement Benefit. Upon the Executive's Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Bank shall pay to the Executive the benefit described in this Section 2.1 instead of any other benefit under this Agreement.

2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is $________. The Bank's Board of Directors may, in its sole discretion, increase the annual benefit under this Section 2.1.1, but any increase shall require recalculation of Schedule A. The benefits reflected in Schedule A are based on the assumption that the Executive retires at age 65. If the Executive instead continues to serve as an officer of the Bank after the Normal Retirement Age, the benefits reflected in Schedule A shall be recalculated annually until the Executive's Normal Retirement Date, using the same discount rate reflected in Schedule A.

2.1.2 Payment of Benefit. Beginning with the month after the Executive's Normal Retirement Date, the Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 10 years.

2.2 Early Termination Benefit. Upon Early Termination on or after Early Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 2.2 instead of any other benefit under this Agreement.

2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the Early Termination Annual Benefit amount set forth in Schedule A for the Plan Year ending immediately before the Early Termination Date. The Bank's Board of Directors may, in its sole discretion, increase the annual benefit under this
Section 2.2.1, but any increase shall require recalculation of Schedule A.

2.2.2 Payment of Benefit. The Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month commencing with the month after the Early Termination Date. The annual benefit shall be paid to the Executive for 10 years.

2.3 Disability Benefit. If the Executive terminates employment because of Disability before the Normal Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 2.3 instead of any other benefit under this Agreement.

2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Disability Annual Benefit amount set forth in Schedule A for the Plan Year ending immediately before the date on which termination of the Executive's employment occurs. The Bank's Board of Directors may, in its sole discretion, increase the annual benefit under this Section 2.3.1, but any increase shall require recalculation of Schedule A.

2.3.2 Payment of Benefit. Beginning with the month after Termination of Employment due to Disability, the Bank shall pay the Disability Annual Benefit amount to the Executive in 12 equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 10 years.

2.4 Change-in-Control Benefit. If the Executive's employment with the Bank terminates involuntarily within 24 months after the first occurrence of a Change in Control or in the event the Executive terminates employment voluntarily for Good Reason within 24 months of such Change in Control, the Bank shall pay to the Executive the benefit described in this Section 2.4 instead of any other benefit under this Agreement. However, no benefits shall be payable under this Agreement if the Executive's employment is terminated under Article 5 of this Agreement.

2.4.1 Amount of Benefit: The Change-in-Control Benefit under this Section 2.4 is determined by vesting the Executive in $________ (the Normal Retirement Age Accrual Balance described in Section 2.1) and discounting the value of said benefit using a discount rate equal to the 10-year US Treasury bill rate at the Plan Year ending immediately before the date on which the Termination of Employment occurs. For example, assume that a Change in Control occurs on January 15, 2003 and the Executive is involuntarily terminated from employment with the Bank on January 30, 2003. The Executive's Change-in-Control benefit would be determined by discounting $_______ by the 10-year U.S. Treasury bill rate at December 31, 2002 (the Plan Year ending immediately before the date on which the Termination of Employment occurs). Assuming solely for illustration the 10-year U.S. Treasury bill rate on December 31, 2002 were 4.8%, the Executive's Change-in-Control benefit would be $_______. This example is provided for illustrative purposes only. The Bank's Board of Directors may, in its sole discretion, increase the benefit under this Section 2.4.1, but any increase shall require recalculation of Schedule A.

2.4.2 Payment of Benefit: The Bank shall pay the Change-in-Control benefit under
Section 2.4 of this Agreement to the Executive in one lump sum within three days after the Executive's Termination of Employment.

2.5 Petition for Payment of Vested Normal Retirement Benefit, Vested Early Termination Benefit or Vested Disability Benefit. If the Executive is entitled to the normal retirement benefit provided by Section 2.1, the Early Termination benefit provided by Section 2.2, or the Disability benefit provided by Section 2.3, the Executive may petition the Board of Directors to have the Accrual Balance amount corresponding to that particular benefit paid to the Executive in a single lump sum after (a) deduction of any normal retirement benefits, Early Termination benefits or Disability benefits already paid and (b) addition of interest at the rate of 8.0% on the Accrual Balance not yet paid for the period from Termination of Employment to payment of the lump sum amount. The Board of Directors shall have sole and absolute discretion about whether to pay the remaining Accrual Balance in a lump sum. If payment of the remaining Accrual Balance is paid in a single lump sum, the Bank shall have no further obligations under this Agreement.

2.6 Change-in-Control Payout of Vested Normal Retirement Benefit, Vested Early Termination Benefit or Vested Disability Benefit Being Paid to the Executive at the Time of a Change in Control. If a Change in Control occurs at any time during the entire 10-year salary continuation benefit payment period and if at the time of that Change in Control the Executive is receiving the benefit provided by Section 2.1.2, Section 2.2.2 or Section 2.3.2, the Bank shall pay the remaining salary continuation benefits to the Executive, his beneficiaries, or estate in a lump sum within three days after the Change in Control. The lump-sum payment due to the Executive, his beneficiaries or estate as a result of a Change in Control shall be an amount equal to the Accrual Balance amount corresponding to that particular benefit then being paid to the Executive, his estate or beneficiaries pursuant to Section 2.1.2, Section 2.2.2 or Section
2.3.2 after (a) deduction of any normal retirement benefits, Early Termination benefits or Disability benefits already paid and (b) addition of interest at the rate of 8.0% on the Accrual Balance not yet paid for the period from Termination of Employment to payment of the lump sum amount. If payment of the remaining Accrual Balance is paid in a single lump sum, the Bank shall have no further obligations under this Agreement.

2.7 Contradiction in Terms of Agreement and Schedule A. If there is a contradiction in the terms of this Agreement and the Schedule A attached hereto with the actual amount of a particular benefit amount due the Executive pursuant to Section 2.2, 2.3, or 2.4 hereof, then the actual amount of said benefit set forth in the Agreement shall control.

                                    ARTICLE 3
                                 DEATH BENEFITS

After the Executive's death, whether before or after Termination of Employment at Early Retirement Age or Normal Retirement Age, the Bank shall pay to the Executive's beneficiary(ies) the benefit described in the Split Dollar Agreement and Endorsement, attached to this Agreement as Addendum A, between the Bank and the Executive in lieu of any other benefit payable hereunder, in accordance with the terms and conditions of the Split Dollar Agreement and Endorsement.

                                    ARTICLE 4
                                  BENEFICIARIES

4.1 Beneficiary Designations. The Executive shall designate a beneficiary or beneficiaries by filing a written designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will be effective only if signed by the Executive and accepted by the Bank during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incapacitated, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incapacitated person or incapable person. The Bank may require such proof of incapacity, minority or guardianship as the Bank deems appropriate before distribution of the benefit. Distribution shall completely discharge the Bank from all liability for such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement if the Bank terminates the Executive's employment for:

      (a)   Gross negligence or gross neglect of duties,

      (b) Commission of a felony or commission of a misdemeanor involving moral turpitude, or

      (c) Fraud, disloyalty, dishonesty, or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and, in the Bank's sole judgment, resulting in an adverse effect on the Bank.

5.2 Suicide or Misstatement. The Bank shall not pay any benefit under this Agreement if the Executive commits suicide within two years after the date of this Agreement and while employed at the Bank, or if the Executive has made or makes any material misstatement of fact on any application for life insurance purchased by the Bank.

5.3 Removal. If the Executive is removed from office or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order.

5.4 Insolvency. If the Commissioner of the California Department of Financial Institutions appoints the Federal Deposit Insurance Corporation as receiver for the Bank under California Financial Code ss.3220-3225, all obligations under this Agreement shall terminate as of the date of the Bank's declared insolvency.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

6.1 Claims Procedure. A person or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

6.1.2 Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.1.3 Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

6.1.3.1 The specific reasons for the denial,

6.1.3.2 A reference to the specific provisions of the Agreement on which the denial is based,

6.1.3.3 A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

6.1.3.4 An explanation of the Agreement's review procedures and the time limits applicable to such procedures, and

6.1.3.5 A statement of the claimant's right to bring a civil action under ERISA
Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Bank Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.2.5 Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

6.2.5.1 The specific reasons for the denial,

6.2.5.2 A reference to the specific provisions of the Agreement on which the denial is based,

6.2.5.3 A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

6.2.5.4 A statement of the claimant's right to bring a civil action under ERISA
Section 502(a).

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1 Binding Effect. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, successors, administrators and transferees.

7.2 Amendments and Termination. This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive.

7.3 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

7.4 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached, or encumbered in any manner.

7.5 Successors; Binding Agreement. By an assumption agreement in form and substance satisfactory to the Executive, the Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform this Agreement if no such succession had occurred. The Bank's failure to obtain such an assumption agreement before the succession becomes effective shall be considered a breach of this Agreement and shall entitle the Executive to the Change-in-Control benefit provided in Section 2.4.

7.6 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

7.7 Applicable Law. Except to the extent preempted by the laws of the United States of America, the validity, interpretation, construction, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws of such state.

7.8 Unfunded Arrangement. The Executive and his beneficiary(ies) are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Bank to which the Executive and beneficiary have no preferred or secured claim.

7.9 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

7.10 Administration. The Bank shall have the powers that are necessary to administer this Agreement, including but not limited to the power to:

      (a)   interpret the provisions of the Agreement,

      (b)   establish and revise the method of accounting for the Agreement,

      (c)   maintain a record of benefit payments, and

      (d) establish rules and prescribe forms necessary or desirable to administer the Agreement.

7.11 Named Fiduciary. The Bank shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operational responsibilities of the plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

7.12 Severability. If for any reason any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall, to the full extent consistent with the law, continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the remainder of such provision, not held so invalid, and the remainder of such provision, together with all other provisions of this Agreement shall, to the full extent consistent with the law, continue in full force and effect.

7.13 Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

7.14 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice.

            (a)   If to the Bank, to:
                  Board of Directors
                  First Northern Bank of Dixon
                  195 North First Street
                  P.O. Box 547
                  Dixon, California 95620

            (b)   If to the Executive, to:
                  ___________________________________
                  ___________________________________
                  ___________________________________

                  and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

7.15 Termination or Modification of Agreement by Reason of Changes in the Law, Rules or Regulations. The Bank is entering into this agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If said assumptions should materially change and said change has a material detrimental effect on this Agreement, then the Bank reserves the right to terminate or modify this Agreement accordingly, subject to obtaining the written consent of the Executive, which shall not be unreasonably withheld.

7.16 Advice of Counsel. Before signing this Agreement, Executive either (i) consulted with and obtained advice from Executive's independent legal counsel in respect to the legal nature and operations of this Agreement, including its impact on Executive's rights, privileges and obligations, or (ii) freely and voluntarily decided not to have the benefit of such consultation and advice with legal counsel.

IN WITNESS WHEREOF, the Executive and a duly authorized Bank officer have signed this Agreement as of the day and year first written above.

THE EXECUTIVE:                          THE BANK:
                                        FIRST NORTHERN BANK OF DIXON


                                        By:    __________________________

                                        Its:   __________________________

                             BENEFICIARY DESIGNATION
                          FIRST NORTHERN BANK OF DIXON
                          SALARY CONTINUATION AGREEMENT

                                   ----------

I designate the following as beneficiary of any death benefits under this Salary Continuation Agreement:

Primary: __________________________

Contingent: _______________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s)
      and the exact name and date of the trust agreement.
              -----

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or if I have named my spouse as beneficiary and our marriage is subsequently dissolved.


Signature: _______________________________

Date:      ________________________________

Accepted by the Bank this _____________ day of _____________, 2002.

By:    ___________________________

Title:

                                   Schedule A
                          First Northern Bank of Dixon
                          Salary Continuation Agreement

                                 DONALD J. FISH

                                                                                         Early
                                                                                      Termination     Disability
                                                                                        Annual          Annual
                                                                                        Benefit         Benefit
                                                                                       payable for      payable
                                                                                         Early            for
                                                                                      Termination      Disability
                                                         Early                           during        Occurring
            Plan year     Executive's     Accrual     Termination        Vested         Indicated       During
Plan         ending       Age at Plan    balance @      vesting          accrual          Plan         Indicated
year       December 31,     Year End      8.0%/1/       schedule         balance         Year/2/       Plan Year
----       ------------   -----------    ---------    -----------       --------      ------------    -----------
 1            2002             63        $121,884          0%              $0              $0           $17,628

 2            2003             64        $264,001          0%              $0              $0           $38,182

 3            2004             65        $336,137                       $336,137

 4            2005             66        $311,816                       $311,816

 5            2006             67        $285,476                       $285,476

 6            2007             68        $256,950                       $256,950

 7            2008             69        $226,056                       $226,056

 8            2009             70        $192,598                       $192,598

 9            2010             71        $156,363                       $156,363

10            2011             72        $117,120                       $117,120

11            2012             73        $74,621                        $74,621

12            2013             74        $28,594                        $28,594

13            2014             75           $0                             $0

      /1/ The Accrual Balance reflects payment at the beginning of each month during retirement, with the first payment occurring during August, 2004.
      /2/ Donald J. Fish was hired on January 2, 1997 and thus will not satisfy the Early Retirement Age definition ofss.1.5 prior to attaining Normal Retirement Age. Mr. Fish will not become vested until his Normal Retirement Date.

                                   Schedule A
                          First Northern Bank of Dixon
                          Salary Continuation Agreement

                                  OWEN J. ONSUM

                                                                                         Early
                                                                                      Termination     Disability
                                                                                        Annual          Annual
                                                                                        Benefit         Benefit
                                                                                       payable for      payable
                                                                                         Early            for
                                                                                      Termination      Disability
                                                         Early                           during        Occurring
            Plan year     Executive's     Accrual     Termination        Vested         Indicated       During
Plan         ending       Age at Plan    balance @      vesting          accrual          Plan         Indicated
year       December 31,     Year End      8.0%/1/     schedule/2/        balance          Year         Plan Year
----       ------------   -----------    ---------    -----------       --------      ------------    -----------
 1            2002             58        $65,812          100%          $65,812         $9,518          $9,518

 2            2003             59        $142,550         100%          $142,550        $20,617         $20,617

 3            2004             60        $231,572         100%          $231,572        $33,492         $33,492

 4            2005             61        $334,389         100%          $334,389        $48,362         $48,362

 5            2006             62        $452,679         100%          $452,679        $65,471         $65,471

 6            2007             63        $588,302         100%          $588,302        $85,085         $85,085

 7            2008             64        $743,319         100%          $743,319        $107,505        $107,505

 8            2009             65        $850,013                       $850,013

 9            2010             66        $790,013                       $790,013

10            2011             67        $725,032                       $725,032

11            2012             68        $654,658                       $654,658

12            2013             69        $578,443                       $578,443

13            2014             70        $495,902                       $495,902

14            2015             71        $406,511                       $406,511

15            2016             72        $309,700                       $309,700

16            2017             73        $204,853                       $204,853

17            2018             74        $91,305                        $91,305

18            2019             75           $0                             $0

      /1/ The Accrual Balance reflects payment at the beginning of each month during retirement, with the first payment occurring during October. 2009.
      /2/ Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (8.00%). Because as of the Agreement's Effective Date Mr. Onsum satisfies the Early Retirement Age definition in Agreementss.1.5, Mr Onsum is 100% vested in the Accrual Balance.

                                   Schedule A
                          First Northern Bank of Dixon
                          Salary Continuation Agreement

                                ROBERT M. WALKER

                                                                                         Early
                                                                                      Termination     Disability
                                                                                        Annual          Annual
                                                                                        Benefit         Benefit
                                                                                       payable for      payable
                                                                                         Early            for
                                                                                      Termination      Disability
                                                         Early                           during        Occurring
            Plan year     Executive's     Accrual     Termination        Vested         Indicated       During
Plan         ending       Age at Plan    balance @      vesting          accrual          Plan         Indicated
year       December 31,     Year End      8.0%/1/       schedule         balance         Year/2/       Plan Year
----       ------------   -----------    ---------    -----------       --------      ------------    -----------
 1            2002             52        $17,517           0%              $0              $0            $2,533

 2            2003             53        $37,941           0%              $0              $0            $5,487

 3            2004             54        $61,635           0%              $0              $0            $8,914

 4            2005             55        $89,001         100%/3/        $89,001         $12,872         $12,872

 5            2006             56        $120,485         100%          $120,485        $17,426         $17,426

 6            2007             57        $156,582         100%          $156,582        $22,646         $22,646

 7            2008             58        $197,841         100%          $197,841        $28,614         $28,614

 8            2009             59        $244,871         100%          $244,871        $35,415         $35,415

 9            2010             60        $298,344         100%          $298,344        $43,149         $43,149

10            2011             61        $359,008         100%          $359,008        $51,923         $51,923

11            2012             62        $427,686         100%          $427,686        $61,856         $61,856

12            2013             63        $505,291         100%          $505,291        $73,080         $73,080

13            2014             64        $592,832         100%          $592,832        $85,741         $85,741

14            2015             65        $691,425         100%          $691,425        $100,000        $100,000

15            2016             66        $644,372                       $644,372

16            2017             67        $593,413                       $593,413

17            2018             68        $538,225                       $538,225

18            2019             69        $478,456                       $478,456

19            2020             70        $413,727                       $413,727

20            2021             71        $343,625                       $343,625

21            2022             72        $267,705                       $267,705

22            2023             73        $185,483                       $185,483

23            2024             74        $96,437                        $96,437

24            2025             75           $0                             $0

      /1/ The Accrual Balance reflects payment at the beginning of each month during retirement, with the first payment occurring during January, 2016.
      /2/ Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (8.00%).
      /3/ Mr. Walker becomes vested in his Early Termination Benefit upon attaining age 55 on December 24, 2005.

                                   Schedule A
                          First Northern Bank of Dixon
                          Salary Continuation Agreement

                                LOUISE A. WALKER

                                                                                         Early
                                                                                      Termination     Disability
                                                                                        Annual          Annual
                                                                                        Benefit         Benefit
                                                                                       payable for      payable
                                                                                         Early            for
                                                                                      Termination      Disability
                                                         Early                           during        Occurring
            Plan year     Executive's     Accrual     Termination        Vested         Indicated       During
Plan         ending       Age at Plan    balance @      vesting          accrual          Plan         Indicated
year       December 31,     Year End      8.0%/1/       schedule         balance         Year/2/       Plan Year
----       ------------   -----------    ---------    -----------       --------      ------------    -----------
 1            2002             42         $4,893           0%              $0              $0            $708

 2            2003             43        $10,597           0%              $0              $0            $1,533

 3            2004             44        $17,215           0%              $0              $0            $2,490

 4            2005             45        $24,859           0%              $0              $0            $3,595

 5            2006             46        $33,653           0%              $0              $0            $4,867

 6            2007             47        $43,735           0%              $0              $0            $6,325

 7            2008             48        $55,260           0%              $0              $0            $7,992

 8            2009             49        $68,396           0%              $0              $0            $9,892

 9            2010             50        $83,332           0%              $0              $0           $12,052

10            2011             51        $100,276          0%              $0              $0           $14,503

11            2012             52        $119,458          0%              $0              $0           $17,277

12            2013             53        $141,135          0%              $0              $0           $20,412

13            2014             54        $165,586          0%              $0              $0           $23,949

14            2015             55        $193,124        100%/3/        $193,124        $27,931         $27,931

15            2016             56        $224,093         100%          $224,093        $32,410         $32,410

16            2017             57        $258,872         100%          $258,872        $37,440         $37,440

17            2018             58        $297,881         100%          $297,881        $43,082         $43,082

18            2019             59        $341,581         100%          $341,581        $49,403         $49,403

19            2020             60        $390,484         100%          $390,484        $56,475         $56,475

20            2021             61        $445,152         100%          $445,152        $64,382         $64,382

21            2022             62        $506,204         100%          $506,204        $73,212         $73,212

22            2023             63        $574,324         100%          $574,324        $83,064         $83,064

23            2024             64        $650,265         100%          $650,265        $94,047         $94,047

24            2025             65        $668,367                       $668,367

25            2026             66        $619,400                       $619,400

26            2027             67        $566,369                       $566,369

27            2028             68        $508,936                       $508,936

            Plan year     Executive's     Accrual                        Vested
Plan         ending       Age at Plan    balance @                       accrual
year       December 31,     Year End      8.0%/1/                        balance
----       ------------   -----------    ---------    -----------       --------      ------------    -----------
28            2029             69        $446,737                       $446,737

29            2030             70        $379,374                       $379,374

30            2031             71        $306,421                       $306,421

31            2032             72        $227,413                       $227,413

32            2033             73        $141,847                       $141,847

33            2034             74        $49,179                        $49,179

34            2035             75           $0                             $0

      /1/ The Accrual Balance reflects payment at the beginning of each month during retirement, with the first payment occurring during July, 2025.
      /2/ Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (8.00%).
      /3/ Louise A. Walker satisfies the Early Retirement Age definition of ss.1.5 on her birthday on June 22, 2015, and thus is vested in her Early Termination Benefit as of her 55th birthday. Ms. Walker was hired by the Bank on October 4, 1979 and thus will have 10 years of service by the time of her 55th birthday.

                                   ADDENDUM A
                          FIRST NORTHERN BANK OF DIXON
                             SPLIT DOLLAR AGREEMENT

THIS SPLIT DOLLAR AGREEMENT is entered into as of this 1st day of January, 2002, by and between First Northern Bank of Dixon, a California-chartered, FDIC-insured bank with its main office in Dixon, California (the "Bank") and _______________ (the "Executive"). This Split Dollar Agreement shall append the Split Dollar Endorsement entered into on even date herewith, or as subsequently amended, by and between the aforementioned parties.

To encourage the Executive to remain an employee of the Bank, the Bank is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Bank will pay life insurance premiums from its general assets.

                                   ARTICLE 1
                              GENERAL DEFINITIONS

Capitalized terms not otherwise defined in this Split Dollar Agreement are used herein as defined in the Salary Continuation Agreement of even date herewith. The following terms shall have the meanings specified:

      "Insurer" means New York Life Insurance Company, Massachusetts Mutual Life Insurance Company, and Union Central Life Insurance Company.

      "Policy" means any or all insurance policy no. _______ issued by New York Life Insurance Company, insurance policy no. _______ issued by Massachusetts Mutual Life Insurance Company, and insurance policy no. ___________ issued by Union Central Life Insurance Company.

"Insured" means the Executive.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

2.1 Bank Ownership. The Bank is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Bank shall be the beneficiary of any death proceeds remaining after the Executive's interest has been paid under Section 2.2 of this Split Dollar Agreement.

2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary(ies) of death proceeds. If at the time of Termination of Employment the Insured is entitled to receive benefits under the Salary Continuation Agreement with the Bank in effect at the time of Termination of Employment, or if Termination of Employment occurs because of the Insured's death, then the Insured's Beneficiary(ies), designated in accordance with the Split Dollar Policy Endorsement, shall be entitled to an amount equal to the amount set forth in Exhibit A that corresponds to the age of the Insured at the time of the Insured's death, or one hundred percent (100%) of the net at risk insurance portion of the proceeds, whichever amount is less. The net at risk insurance portion is the total proceeds less the cash value of the Policy. The Executive shall also have the right to elect and change settlement options specified in the Policy that may be permitted.

2.3 Option to Purchase. The Bank shall not sell, surrender or transfer ownership of the Policy while this Split Dollar Agreement is in effect without first giving the Executive or the Executive's transferee a right of first refusal to purchase the Policy for the Policy's interpolated terminal reserve value. The right of first refusal to purchase the Policy must be exercised within 60 days from the date the Bank gives written notice of the Bank's intention to sell, surrender or transfer ownership of the Policy. This provision shall not impair the right of the Bank to terminate this Split Dollar Agreement.

      2.5 Comparable Coverage. Upon execution of this Agreement, the Bank shall maintain the Policy in full force and effect, and the Bank shall not amend, terminate or otherwise abrogate the Executive's interest in the Policy unless the Bank (a) replaces the Policy with a comparable insurance policy to cover the benefit provided under this Split Dollar Agreement and (b) executes a new Split Dollar Agreement and Endorsement for the comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Bank's creditors.

                                    ARTICLE 3
                                    PREMIUMS

3.1 Premium Payment. The Bank shall pay any premiums due on the Policy.

3.2 Imputed Income. The Bank shall impute income to the Executive in an amount equal to (a) the current term rate for the Executive's age, multiplied by (b) the net death benefit payable to the Executive's beneficiary(ies). The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

The Executive may assign without consideration all interests in the Policy and in this Split Dollar Agreement to any person, entity or trust. If the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Split Dollar Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder, and the Executive shall have no further interest in the Policy or in this Split Dollar Agreement.

                                    ARTICLE 5
                                     INSURER

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Split Dollar Agreement.

                                    ARTICLE 6
                              CLAIMS AND PROCEDURES

6.1 Claims Procedure. A person or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

6.1.2 Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.1.3 Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

6.1.3.1 The specific reasons for the denial,

6.1.3.2 A reference to the specific provisions of the Agreement on which the denial is based,

6.1.3.3 A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

6.1.3.4 An explanation of the Agreement's review procedures and the time limits applicable to such procedures, and

6.1.3.5 A statement of the claimant's right to bring a civil action under ERISA
Section 502(a) following an adverse benefit determination on review.

6.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

6.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

6.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3 Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4 Timing of Bank Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.2.5 Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

6.2.5.1 The specific reasons for the denial,

6.2.5.2 A reference to the specific provisions of the Agreement on which the denial is based,

6.2.5.3 A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

6.2.5.4 A statement of the claimant's right to bring a civil action under ERISA
Section 502(a).

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

7.1 Amendment. This Split Dollar Agreement may be amended only by a writing signed by the Bank and the Insured.

7.2 Termination of Agreement. This Split Dollar Agreement shall terminate upon the occurrence of any one of the following:

      (a) The Insured is discharged from employment with the Bank for cause. The term "for cause" means any of the following: (1) gross negligence or gross neglect; (2) the commission of a felony or commission of a misdemeanor involving moral turpitude; (3) fraud, disloyalty, dishonesty, or willful violation of any law or significant Bank policy committed in connection with the Insured's employment and, in the Bank's sole judgment, resulting in an adverse effect on the Bank, or

      (b)   Surrender, lapse, or other termination of the Policy by the Bank, or

      (c)   Distribution of the death benefit proceeds in accordance with
            Section 2.2 above.

                                    ARTICLE 8
                                  MISCELLANEOUS

8.1 Binding Effect. This Split Dollar Agreement shall bind the Executive and the Bank and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

8.2 No Guarantee of Employment. This Split Dollar Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

8.3 Successors; Binding Agreement. By an assumption agreement in form and substance satisfactory to the Executive, the Bank shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform this Split Dollar Agreement in the same manner and to the same extent that the Bank would be required to perform this Split Dollar Agreement if no succession had occurred. The Bank's failure to obtain such an assumption agreement before succession becomes effective shall be considered a breach of the Split Dollar Agreement and shall entitle the Executive to the Change-in-Control benefit payable under Section 2.4 of the Salary Continuation Agreement between the Bank and the Executive of even date herewith.

8.4 Applicable Law. The Split Dollar Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California.

8.5 Entire Agreement. This Split Dollar Agreement constitutes the entire agreement between the Bank and the Executive concerning the subject matter hereof. No rights are granted to the Executive under this Split Dollar Agreement other than those specifically set forth herein.

8.6 Administration. The Bank shall have powers which are necessary to administer this Split Dollar Agreement, including but not limited to the power to:

      (a)   interpret the provisions of the Split Dollar Agreement,

      (b) establish and revise the method of accounting for the Split Dollar Agreement,

      (c)   maintain a record of benefit payments, and

      (d) establish rules and prescribe forms necessary or desirable to administer the Split Dollar Agreement.

8.7 Named Fiduciary. The Bank shall be the named fiduciary and plan administrator under this Split Dollar Agreement. The Bank may delegate to others certain aspects of management and operational responsibilities, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

8.8 Severability. If for any reason any provision of this Split Dollar Agreement is held invalid, such invalidity shall not affect any other provision of this Split Dollar Agreement not held so invalid, and each such other provision shall, to the full extent consistent with the law, continue in full force and effect. If any provision of this Split Dollar Agreement shall be held invalid in part, such invalidity shall in no way affect the remainder of such provision, not held so invalid, and the remainder of such provision, together with all other provisions of this Split Dollar Agreement shall, to the full extent consistent with the law, continue in full force and effect.

8.9 Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Split Dollar Agreement.

8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice.

            (a)   If to the Bank, to:
                  Board of Directors
                  First Northern Bank of Dixon
                  195 North First Street
                  Dixon, California 95620

            (b)   If to the Executive, to:

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

IN WITNESS WHEREOF, the Bank and the Executive have signed this Split Dollar Agreement as of the date and year first written above.

THE EXECUTIVE:                          THE BANK:
                                        FIRST NORTHERN BANK OF DIXON


____________________________                    By:

                                                Its:

                         SPLIT DOLLAR POLICY ENDORSEMENT
                          FIRST NORTHERN BANK OF DIXON
                             SPLIT DOLLAR AGREEMENT

Policy No. ___________________ (New York Life)              Insured: ___________
Policy No. ___________________ (Massachusetts Mutual Life)
Policy No. ___________________ (Union Central Life)

Supplementing and amending the application for insurance to New York Life Insurance Company, Massachusetts Mutual Life Insurance Company, and Union Central Life Insurance Company ("Insurer") on ________________, the applicant requests and directs that:

                                  BENEFICIARIES

1. First Northern Bank of Dixon, located in Dixon, California (the "Bank"), shall be the beneficiary of any death proceeds remaining after the Insured's interest has been paid under paragraph (2) below.

2. The Insured or the Insured's transferee shall designate the beneficiary(ies) of death proceeds. Provided that at the time of the Insured's Termination of Employment (as defined in the January 1, 2002 Salary Continuation Agreement between the Bank and the Insured (the "Salary Continuation Agreement")) the Insured was entitled to receive benefits under the Salary Continuation Agreement, if the Insured is (a) employed by the Bank at the time of death, or
(b) retired from the Bank at the time of death, then the Insured's beneficiary( ies) designated in accordance with this Split Dollar Policy Endorsement shall be entitled to an amount equal to the amount set forth in Exhibit A that corresponds to the age of the Insured at the time of death, or one hundred percent (100%) of the net at risk portion of the proceeds, whichever amount is less. The net at risk insurance portion is the total proceeds less the cash value of the Policy.

                                    OWNERSHIP

3. The Owner of the Policy shall be the Bank. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

5. Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNER'S AUTHORITY

6. The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including the Owner's statement of the amount of premiums the Owner has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest and any payments made pursuant to such statement shall discharge the Bank accordingly.

7. Any transferee's rights shall be subject to this Endorsement.

8. The Owner accepts and agrees to this split dollar endorsement.

9. The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Dixon, California, this         day of        , 2002.

First Northern Bank of Dixon

By:

Its:

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates ___________________, (relationship:
___________________) as primary beneficiary(s) and ___________________,
(relationship: ___________________) as secondary beneficiary of the portion of the proceeds described in (2) above.

Signed at Dixon, California, this            day of           , 2002.

The Insured


___________________________

                         Split Dollar Policy Endorsement
                          First Northern Bank of Dixon
                             Split Dollar Agreement

                                    EXHIBIT A
                                       for

-------------------------------------------------------------------------------------
  End of Year      Age of Insured at the Time of Death       Amount of Death Benefits
-------------------------------------------------------------------------------------
     2002                          40                                $400,000
-------------------------------------------------------------------------------------
     2003                          41                                $400,000
-------------------------------------------------------------------------------------
     2004                          42                                $400,000
-------------------------------------------------------------------------------------
     2005                          43                                $400,000
-------------------------------------------------------------------------------------
     2006                          44                                $400,000
-------------------------------------------------------------------------------------
     2007                          45                                $400,000
-------------------------------------------------------------------------------------
     2008                          46                                $400,000
-------------------------------------------------------------------------------------
     2009                          47                                $400,000
-------------------------------------------------------------------------------------
     2010                          48                                $400,000
-------------------------------------------------------------------------------------
     2011                          49                                $400,000
-------------------------------------------------------------------------------------
     2012                          50                                $400,000
-------------------------------------------------------------------------------------
     2013                          51                                $400,000
-------------------------------------------------------------------------------------
     2014                          52                                $400,000
-------------------------------------------------------------------------------------
     2015                          53                                $400,000
-------------------------------------------------------------------------------------
     2016                          54                                $400,000
-------------------------------------------------------------------------------------
     2017                          55                                $400,000
-------------------------------------------------------------------------------------
     2018                          56                                $400,000
-------------------------------------------------------------------------------------
     2019                          57                                $400,000
-------------------------------------------------------------------------------------
     2020                          58                                $400,000
-------------------------------------------------------------------------------------
     2021                          59                                $400,000
-------------------------------------------------------------------------------------
     2022                          60                                $400,000
-------------------------------------------------------------------------------------
     2023                          61                                $400,000
-------------------------------------------------------------------------------------
     2024                          62                                $400,000
-------------------------------------------------------------------------------------
     2025                          63                                $400,000
-------------------------------------------------------------------------------------
     2026                          64                                $400,000
-------------------------------------------------------------------------------------
     2027                          65                                $200,000
-------------------------------------------------------------------------------------
     2028                          66                                $200,000
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
  End of Year      Age of Insured at the Time of Death       Amount of Death Benefits
-------------------------------------------------------------------------------------
     2029                          67                                $200,000
-------------------------------------------------------------------------------------
     2030                          68                                $200,000
-------------------------------------------------------------------------------------
     2031                          69                                $200,000
-------------------------------------------------------------------------------------
     2032                          70                                $200,000
-------------------------------------------------------------------------------------
     2033                          71                                $200,000
-------------------------------------------------------------------------------------
     2034                          72                                $200,000
-------------------------------------------------------------------------------------
     2035                          73                                $200,000
-------------------------------------------------------------------------------------
     2036                          74                                $200,000
-------------------------------------------------------------------------------------
     2037                          75                                $100,000
-------------------------------------------------------------------------------------
     2038                          76                                $100,000
-------------------------------------------------------------------------------------
     2039                          77                                $100,000
-------------------------------------------------------------------------------------
     2040                          78                                $100,000
-------------------------------------------------------------------------------------
     2041                          79                                $100,000
-------------------------------------------------------------------------------------
     2042                          80                                $100,000
-------------------------------------------------------------------------------------
2043 or later                Age 81 or older                         $100,000
-------------------------------------------------------------------------------------